SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement   [  ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               LMI AEROSPACE, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title to each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           2) Form, Schedule or Registration Statement No.:

           3) Filing Party:

           4) Date Filed:

                               LMI Aerospace, Inc.
                                3600 Mueller Road
                           St. Charles, Missouri 63301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held on June 29, 2004

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of LMI Aerospace, Inc., a Missouri corporation (the "Company"), will be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on Tuesday, June 29, 2004 for the following purposes:

     1. to elect three Class III Directors for a term expiring in 2007 or until his successor is elected and qualified;

     2. to ratify the selection of BDO Seidman, LLP to serve as the Company's independent auditor; and

     3. to transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 14, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each shareholder, will be open during usual business hours for the examination by any shareholder for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting at the office of the Company set forth above.

     A copy of the Company's annual report for its fiscal year ended December 31, 2003, accompanies this notice.

                                    By Order of the Board of Directors,

                                     LAWRENCE E. DICKINSON
                                         Secretary

St. Charles, Missouri

May 25, 2004

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

                               LMI Aerospace, Inc.
                                3600 Mueller Road
                           St. Charles, Missouri 63301

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of LMI Aerospace, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on Tuesday, June 29, 2004, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about May 25, 2004. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes.

     Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company's common stock.

                               REVOCATION OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, Lawrence E. Dickinson, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

                                   RECORD DATE

     Only shareholders of record at the close of business on May 14, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                         ACTIONS TO BE TAKEN UNDER PROXY

     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Ronald S. Saks, or, if unable or unwilling to serve, Lawrence E. Dickinson, will vote:

1. FOR the election of the persons named herein as a nominees for Class III Directors of the Company, for a term expiring at the 2007 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

2. FOR the ratification of the engagement of BDO Seidman, LLP as the Company's independent auditor; and

3. According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

                       VOTING SECURITIES AND VOTING RIGHTS

     On April 29, 2004, there were outstanding 8,181,786 shares of Common Stock $0.02 par value per share, each of which is entitled to one vote on all matters submitted, including the election of directors.

     A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY" with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of a director, and therefore will have no effect.

     The vote required for the approval of Proposal 2-Ratification of Appointment of Independent Auditors will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares not present at the meeting will not effect the outcome as to any such matter. Shares present at the meeting which abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter voted on and therefore will have no effect.

     Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 29, 2004 with respect to each person known by the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock. This table is based on Schedules 13G filed with the Securities and Exchange Commission and other information delivered to or obtained by the Company.

                                                                 Amount and Nature of
             Name and Address of                                    Beneficial           Percent of
              Beneficial Owner                                     Ownership(1)             Class
             -------------------                                 --------------------    ----------

        Ronald S. Saks                                             2,824,543(2)             34.0 %
        3600 Mueller Road
        St. Charles, Missouri 63301

        Joseph and Geraldine Burstein                                611,296(3)              7.4 %
        3600 Mueller Road
        St. Charles, Missouri 63301

        Wells Fargo & Company                                        425,225(4)              5.1 %
        420 Montgomery Street
        San Francisco, California 94104

        Union Planters Trust and Investment Management,              854,166(5)             10.3 %
        as trustee of the LMI Aerospace, Inc. Profit Sharing
        Plan and Savings Plan and Trust
        1401 South Brentwood Blvd., 9th Floor
        St. Louis, Missouri  63144

(1) Reflects the number of shares outstanding on April 29, 2004, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2)  As reflected on the Schedule 13G dated  February 16, 2004,  filed by Ronald
     S. Saks. Includes 99,094 shares held by Union Planters Trust & Investment Management through the Company's Profit Sharing and Savings Plan and Trust for the benefit of Mr. Saks, and over which Mr. Saks maintains investment power only. Also includes 153,733 shares of Common Stock directly or indirectly owned by Mr. Saks' children who might be deemed to maintain a principal residence at Mr. Saks' residence. Mr. Saks has disclaimed beneficial ownership of these shares of Common Stock. 2,571,716 shares of Common Stock deemed beneficially owned by Mr. Saks are held of record by the Ronald S. Saks Revocable Trust U/T/A dated June 21, 1991, of which Mr. Saks, as trustee, maintains voting and investment authority. Mr. Saks reported sole voting power of 2,571,716 shares; no shared voting power; sole dispositive power of 2,670,810 shares; and no shared dispositive power.

(3) As reflected on the Schedule 13G dated February 11, 2004, filed by Joseph and Geraldine Burstein. The 611,296 shares of Common Stock reported are held of record by the Joseph Burstein Revocable Trust U/T/A dated August 20, 1983, for which Mr. and Mrs. Burstein, as co-trustees share voting and investment power. Includes 12,000 shares issuable upon the exercise of currently exercisable options to purchase such shares held by Mr. Burstein. Mr. and Mrs. Burstein reported no sole voting power; shared voting power of all 611,296 shares; no sole dispositive power; and shared dispositive power of all 611,296 shares.

(4) As reflected on the Schedule 13G dated January 23, 2004, filed by Wells Fargo & Company. Shares reported by Wells Fargo were reported on behalf of its subsidiaries Wells Capital Management Incorporated and Wells Fargo Bank, National Association. Wells Fargo reported sole voting power of 423,500 shares; no shared voting power; sole dispositive power of 425,225 shares; and no shared dispositive power.

(5) The 854,166 shares are held of record by Union Planters Trust and Investment Management, trustee of the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust, for the benefit of certain executive officers and employees of the Company. Of those 854,166 shares, 227,458 shares are held for the benefit of certain executive officers. Such executive officers and employees maintain investment power only over such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of April 29, 2004, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

                                              Amount and
                                              Nature of
Name of                                       Beneficial
Beneficial Owner                              Ownership(1)     Percent of Class
----------------                             -------------     ----------------
Ronald S. Saks                              2,824,543  (2)         34.0 %
Joseph Burstein                               611,296  (3)          7.4 %
Duane E. Hahn                                 362,146  (4)          4.4 %
Sanford S. Neuman                             311,140  (5)          3.8 %
Brian D. Geary                                 99,000  (6)          1.2 %
Thomas G. Unger                                14,000  (7)              *
John M. Roeder                                      -                   *
Paul L. Miller, Jr.                                 -                   *
Robert T. Grah                                 82,633  (8)          1.0 %
Michael J. Biffignani                          15,117  (9)              *
Brian P. Olsen                                  9,375 (10)              *

All directors & executive officers          4,397,453 (11)      53.0 %
as a group (13 in group)

*  Less than 1%.

(1) Reflects the number of shares outstanding on April 29, 2004, and with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2)  See  Note  (2) to the  table  "Security  Ownership  of  Certain  Beneficial
     Owners."

(3)  See  Note  (3) to the  table  "Security  Ownership  of  Certain  Beneficial
     Owners."

(4) Includes 58,546 shares of Common Stock held of record by Union Planters Trust & Investment Management through the Company's Profit Sharing Plan for the benefit of Mr. Hahn, over which Mr. Hahn maintains investment power only. Also includes 7,500 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(5) Includes 282,940 shares held of record by a revocable trust of which Mr. Neuman, as trustee, has voting and investment power, and 16,200 shares held by certain trusts of which Mr. Neuman, as trustee, has voting and investment power. Also includes 12,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(6) Includes 9,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(7) Includes 12,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(8) Includes 23,928 shares of Common Stock held of record by Union Planters Trust & Investment Management through the Company's Profit Sharing Plan for the benefit of Mr. Grah, over which Mr. Grah maintains investment power only. Also includes 27,450 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(9) Includes 117 shares of Common Stock held of record by Union Planters Trust & Investment Management through the Company's Profit Sharing Plan for the benefit of Mr. Biffignani, over which Mr. Biffignani maintains investment power only. Also includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(10) Includes 9,375 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(11) Includes 62,450 shares subject to currently exercisable options held by non-director executives of the Company and 52,500 shares subject to currently exercisable options held by directors of the Company.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

              INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

     The Company's Restated Articles of Incorporation, as amended, and Amended and Restated By-laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class III Directors expire at the 2004 Annual Meeting of Shareholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class III nominees listed below to serve until the 2007 Annual Meeting of Shareholders.

     The Company's Amended and Restated By-laws currently specify that the number of directors shall be not less than three (3) nor more than nine (9), subject to amendment by the Board of Directors. Currently the number of directors is nine (9). At the 2003 Annual Meeting, the Board of Directors had three (3) vacancies.

     The Company's By-laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. On November 24, 2003, the Board of Directors, by its written consent, appointed John M. Roeder and Paul L. Miller, Jr. to serve as Class II Directors to serve until their terms expire at the 2006 Annual Meeting of Shareholders. The Board currently has one (1) vacancy of a Class I Director.

     The following table sets forth for each nominee and director continuing in office, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class and expiration of such director's term as director.


            Class III: To be elected to serve as Director until 2007

                                                                                      Service as
    Name            Age                      Principal Occupation                   Director Since
    ----            ---                      --------------------                   --------------
Ronald S. Saks      59    Chief Executive Officer and President since 1984.              1984

Joseph Burstein     75    Chairman of the Board of the Company since 1984.               1984

Brian D. Geary      48    Director of  the Company since June  3,  2002;   prior         2002
                          thereto, President of   Versaform  Corporation   since
                          July, 1978.

              Class I: To continue to serve as Director until 2005

                                                                                      Service as
    Name            Age                       Principal Occupation                  Director Since
    ----            ---                       --------------------                  --------------

Sanford S. Neuman   68    Assistant Secretary  of the Company;  Managing  Member         1984
                          of the law firm, Gallop, Johnson & Neuman, L.C.  since
                          May 2000; Member of Gallop, Johnson & Neuman, L.C. for
                          more than the last five years.

Duane E. Hahn       51    Acting General Manager of Versaform Corporation  since         1990
                          August  2002;  prior  thereto,  the   Company's   Vice
                          President of  Continuous   Improvement  since  January
                          2002; prior thereto, Vice President, Regional  Manager
                          since 1996; prior thereto,  Vice President and General
                          Manager of the Company's Auburn facility  since  1988;
                          prior thereto, Assistant General Manager since 1984.

              Class II: To continue to serve as Director until 2006


                                                                                      Service as
    Name            Age                      Principal Occupation                   Director Since
    ----            ---                      --------------------                   --------------

Thomas Unger        55    Director of Fife  Fabrication,  Inc.,  a  manufacturer         1999
                          of sheet metal parts and assemblies, since early 1998;
                          prior   thereto,  Chief   Executive  Officer  of  Tyee
                          Aircraft since 1982.

John M. Roeder      61    Financial consultant since 2001; prior thereto, Office         2003
                          Managing Partner,  Arthur Anderson,  an  international
                          accounting firm, until 1999.

Paul L. Miller, Jr. 61    President and Chief Executive  Officer of P. L. Miller         2003
                          & Associates, a management   consulting   firm   which
                          specializes in strategic and  financial  planning  for
                          privately held companies and distressed businesses and
                          in international business development.  He is  also  a
                          principal   in  Stewart,  Miller, and   Associates,  a
                          financial  advisory  firm for  small to  middle market
                          companies.  Mr. Miller  has  served  as  president  of
                          an  international subsidiary of an investment  banking
                          firm, and for over 20 years was president of  consumer
                          product  manufacturing and distribution  firms.  Mr.
                          Miller is also a  director of Ameren Corp.,  which  is
                          traded on the New York Stock Exchange.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE CLASS III
                                   DIRECTORS.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

Determination of Director Independence

     Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be "independent," as defined in Nasdaq Marketplace Rule 4200(a)(15). Under the Nasdaq rule, a director is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On March 25, 2004, the Board reviewed the independence of its directors under the new Nasdaq rules. During this review, the Board considered transactions and relationships between each director or any member of his or her family and the Company. The Board determined that Messrs. Unger, Burstein, Miller, Roeder and Neuman are independent under Nasdaq Rule 4200(a)(15).

Board and Committee Meetings; Corporate Governance

     During the fiscal year that ended on December 31, 2003, the Board of Directors held four regular meetings and six special meetings. Each director attended in person or by phone, 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

     The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. Each of these committees is comprised solely of independent directors in accordance with the Nasdaq Stock Market Listing Qualifications. The Charter for each committee is available on the Company's website http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at
(636)946-6525.

Audit Committee

     The Audit Committee is currently comprised of Messrs. Unger (Chairman), Burstein, Roeder and Miller, each of whom are "independent" in accordance with the standards imposed by the Nasdaq Stock Market, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board has determined that each of Messrs. Burstein, Roeder, Miller and Unger is qualified as an "audit committee financial expert" as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company's independent public accountants and performs the other functions or duties provided in the Audit Committee Charter. During the 2003 fiscal year, the Audit Committee met four times. In addition, the Chairman of the Audit Committee meets with management and the Company's independent auditors on a quarterly basis in order to review the Company's financial statements prior to their release. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable or other accounting matters.

Compensation Committee

     The Compensation Committee is currently comprised of Messrs. Neuman (Chairman), Roeder, and Miller. The Board of Directors has determined that each member of the Compensation Committee is independent as defined by the Nasdaq Stock Market. The Compensation Committee reviews the Company's remuneration policies and practices, including executive compensation, and administers the Company's stock option plans. During the 2003 fiscal year, the Compensation Committee acted by written consent one time.

Nomination of Directors

     The Board of Directors does not currently have a standing Nominating Committee. Pursuant to the rules of the Nasdaq Stock Market, the Board of Directors has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company's Board of Directors. The vote of a majority of the independent directors of the Board is required to approve a nominee for recommendation to the Board of Directors. On November 24, 2003, John M. Roeder and Paul L Miller, Jr. were recommended as nominees to fill the vacancies for Class II Directors. Messrs. Roeder and Miller were appointed by the Board on November 24, 2003 to serve as Class II Directors. There currently exists one (1) vacancy for a Class I Director on the Board of Directors.

     The independent members of the Board of Directors will give appropriate consideration to written recommendations from shareholders regarding the nomination of qualified persons to serve as directors of the Company, provided that such recommendations contain sufficient information regarding proposed nominees so as to permit the independent members of the Board of Directors to properly evaluate each nominee's qualifications to serve as a director. Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement. The independent members of the Board of Directors may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the independent directors.

     The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. In addition, it is expected that the Board as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate. The Company's Corporate Governance Guidelines are available on its website http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636)946-6525.

Code of Business Conduct and Ethics

     All directors, officers and employees of the Company, including its Chief Executive Officer and its Chief Financial Officer, are required to comply with the Company's Code of Business Conduct and Ethics to ensure that the Company's business is conducted in a legal and ethical manner. The Code of Business Conduct and Ethics covers all areas of business conduct, including employment policies and practices, conflict of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters. The Company's Code of Business Conduct and Ethics can be found on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at
(636)946-6525.

Director's Compensation

     The Company paid to each director who is not an employee of the Company, with the exception of Sanford S. Neuman, $3,000 for each full day Board meeting, $750 for each committee meeting attended, and reimbursed all directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Mr. Neuman is an attorney and the managing member of Gallop, Johnson & Neuman, L.C. This firm charges the Company an hourly fee of $248 for Mr. Neuman's attendance at Board and committee meetings. No director who is an employee of the Company received compensation for services rendered as a director.

     The Company also maintains the Amended and Restated LMI Aerospace, Inc. 1998 Stock Option Plan, which provides for an automatic annual grant to the Company's non-employee directors of non-qualified stock options to purchase 3,000 shares of the Company's Common Stock. Such options are granted on the date of the Company's Annual Meeting of Shareholders, with each option having an exercise price as fixed by the Compensation Committee on such date. The options granted to non-employee directors pursuant to the plan are immediately exercisable for a period ending on the earlier of the tenth anniversary of the date of grant or the termination of an optionee's status as a director of the Company; provided, however, that if a director's termination is the result of the death or disability of the director, the director, or his personal representative, has the right to exercise such options for a twelve month period following such termination.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table reflects compensation paid or payable for fiscal years 2003, 2002 and 2001 with respect to the Company's Chief Executive Officer and each of the four most highly compensated executive officers, whose 2003 salaries and bonuses combined exceeded $100,000 in each instance (together the "Named Executive Officers").


                                            Annual Compensation               Long Term Compensation
                                   --------------------------------- -------------------------------------



                                                                                Awards            Payouts
                                                                      ------------ ------------- ---------
Name and Principal Position  Year     Salary     Bonus ($)   Other
                                      ($)(1)                           Restricted   Securities     LTIP        All Other
                                                                         Stock      Underlying    Payouts    Compensation
                                                                         Award ($)  Options (#)       ($)            ($)
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

Ronald S. Saks.............  2003    240,000           0        0          0               0         0            0
President and CEO
                             2002    240,200           0        0          0               0         0            0

                             2001    240,425      13,192        0          0               0         0            0
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

Robert T. Grah.............  2003    175,675       3,328        0          0               0         0            0
Vice President, Central
Operations                   2002    140,425       3,639        0          0               0         0            0

                             2001    130,425      25,277        0          0           3,500         0            0
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

Brian P. Olsen (2).........  2003    169,000           0        0          0           7,500         0            0
Vice President, Western
Operation                    2002          0           0        0          0           7,500         0            0

                             2001          0           0        0          0               0         0            0
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

Duane E. Hahn..............  2003    155,675       7,007        0          0               0         0            0
General Manager
                             2002    150,425       3,357        0          0               0         0            0

                             2001    140,425      25,277        0          0           3,500         0            0
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

Michael J. Biffignani......  2003    155,675           0        0          0               0         0            0
Chief Information Officer
                             2002    150,425           0        0          0               0         0            0

                             2001    137,924       8,111        0          0           3,500         0            0
--------------------------- ------ ----------- ------------ -------- ------------- ------------- ---------- ---------------

(1) Includes cash and Common Stock contributed to the Company's profit sharing and 401(k) plan.

(2) Mr. Olsen joined the Company in December 2002 as a Market Sector Director. Mr. Olsen was appointed Vice President - Western Operations in October 2003.

                      Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information with respect to grants of stock options pursuant to the Company's Amended and Restated 1998 Stock
Option Plan to each of the Named Executive Officers during the year ended December 31, 2003. No stock options were granted to Ronald S. Saks, the Company's Chief Executive Officer. No stock appreciation rights were granted to the Named Executive Officers during such year.

                                Individual Grants
---------------------------- ---------------- ------------- ---------- ------------    Potential Realizable Value At
                                               Percent Of                            Assumed Annual Rates Of Stock price
                                Number of        Total                                Appreciation For Option Term(1)
                               Securities     Options/SARs   Exercise               ---------------------------------
                               Underlying      Granted To    Of Base
                              Options/SARs     Employees In   Price      Expiration
           Name                Granted (#)     Fiscal Year    ($/Sh)       Date          5% ($)         10% ($)
            (a)                   (b)              (c)         (d)          (e)           (f)             (g)
---------------------------- ---------------- ------------- ---------- ------------ --------------- -----------------

      Brian P. Olsen              7,500          45.5%        $2.04     12/15/13        $9,622          $24,384
---------------------------- ---------------- ------------- ---------- ------------ --------------- ----------------

     (1) The options listed were granted at the average of the closing bid and ask price on the date of grant. The potential realizable value assumes a rate of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. Such rates are required by the Securities and Exchange Commission and do not represent the Company's estimate or projection of future prices of the Common Stock.

             Aggregated Option/SAR Exercises in the Last Fiscal Year
                     and Fiscal Year-End Options/SAR Values

     The following table sets forth certain information concerning option exercises and option holdings for the year ended December 31, 2003 with respect to each of the Named Executive Officers. There were no exercises of options by the Named Executive Officers for the year ended December 31, 2003. Ronald S. Saks, the Company's Chief Executive Officer, does not hold any stock options. No stock appreciation rights were exercised by the Named Executive Officers during 2003 nor did any Named Officer hold any stock appreciation rights at the end of 2003.


                                                                             Number of Securities
                                                                                 Underlying        Value of Unexercised
                                                                                 Unexercised         In-The-Money
                                                                               Options/SARs At     Options/SARs At
                                          Shares                              Fiscal Year-End (#)  Fiscal Year-End ($)
                                        Acquired On            Value            Exercisable/           Exercisable/
                Name                    Exercise (#)       Realized ($)(1)      Unexercisable      Unexercisable(1)
                 (a)                        (b)                 (c)                 (d)                   (e)
-------------------------------------- ---------------- -------------------- -------------------- -------------------

           Brian P. Olsen                      0                 0               9,375/5,625             0/0
-------------------------------------- ---------------- -------------------- -------------------- -------------------
            Duane E. Hahn                      0                 0               7,500/0                 0/0
-------------------------------------- ---------------- -------------------- -------------------- -------------------
           Robert T. Grah                      0                 0              27,450/0                 0/0
-------------------------------------- ---------------- -------------------- -------------------- -------------------
        Michael J. Biffignani                  0                 0              15,000/0                 0/0
-------------------------------------- ---------------- -------------------- -------------------- -------------------

(1) The monetary value used in this calculation is $1.99 per share, the fair market value of the stock as of December 31, 2003.

              Employment Arrangements with Named Executive Officers

     During 2003, the Company was party to employment agreements with the following executive officers: (i) Ronald S. Saks, Chief Executive Officer; (ii) Robert T. Grah, Vice President Central Region; (iii) Duane E. Hahn, Vice President of Continuous Improvement; and (iv) Michael J. Biffignani, Chief Information Officer. As of December 31, 2003, however, each employment agreement was terminated in accordance with its terms. The Company is currently in the process of negotiating employment agreements with each of Messrs. Saks, Grah, Hahn and Biffignani. In addition, the Company is negotiating an employment agreement with Brian P. Olsen, a Named Executive Officer. Until such time as a definitive employment agreement is entered into, each such officer has elected to continue employment. Mr. Saks and Mr. Biffignani are each continuing employment at a monthly salary based upon his annual base salary paid in 2003. Mr. Grah and Mr. Hahn are each continuing employment, but are receiving a monthly salary based upon an increased annual base salary for 2004.

     Messrs. Grah and Hahn were each party to an assignment of benefits agreement with the Company in connection with certain life insurance policies, commonly known as "split-dollar" agreements, whereby, historically, the Company shared the cost of such insurance policies. Under the Sarbanes-Oxley Act of 2002, however, such split-dollar agreements may be construed as loans by the Company to executive officers. To satisfy this apparent loan prohibition under Sarbanes-Oxley, the Company and Messrs. Grah and Hahn elected to terminate the benefits agreements in December 2003, and Messrs. Grah and Hahn have paid to the Company its portion of the benefit assignment accrued to date. As a result of the termination of the benefits agreements, the Company has chosen to increase the annual salaries paid to Messrs. Grah and Hahn in 2004 by amounts necessary to cover their increased costs of the subject life insurance policies. Accordingly, the salaries of Messrs. Grah and Hahn for 2004 have been increased to $178,894 and $163,708, respectively.

           Compensation Committee Interlocks and Insider Participation

     During the 2003 fiscal year, Ronald S. Saks and Sanford S. Neuman served on the Compensation Committee. Mr. Saks is the President and Chief Executive Officer of the Company. Mr. Neuman is the Managing Member and a Member of the law firm Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. The new Nasdaq rules require that the Compensation Committee be comprised solely of independent directors, as defined by Nasdaq Rule 4200. To comply with these new Nasdaq rules, Mr. Saks resigned from service on the Compensation Committee of the Board. The Board has determined that Mr. Neuman is an independent director and, therefore, continues to serve on the Compensation Committee.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for executive officers of the Company. In addition, the Committee establishes and administers the award of stock options under the LMI Aerospace, Inc. 1998 Stock Option Plan.

Compensation Policies

     The Company's executive compensation program is designed to provide a compensation package that attracts and retains quality executive officers, while at the same time aligning the interests of the Company's executive officers with those of the Company's shareholders. The Compensation Committee has identified two primary compensation policies that it follows in setting compensation levels for its executive officers: (i) the establishment of compensation levels that are competitive with those of similarly situated manufacturers; and (ii) the linking of executive compensation levels to the financial performance of the Company.

     Given these policies, the Compensation Committee has developed an overall compensation plan that provides the Company's executive officers with competitive base salary compensation, with the opportunity to earn additional cash compensation based upon the Company's achievement of certain specified annual income targets. In addition, the Company awards stock options to executive officers in an effort to increase executive stock ownership in order to drive long term growth in value for all of the Company's shareholders. The Company's compensation strategy seeks to place a portion of an executive's compensation package at risk, thereby motivating these individuals to execute the tactics necessary to ensure continued growth, profitability and shareholder value.

Base Salary

     Base salaries for each of the Company's executive officers are based upon recommendations by the Company's Chief Executive Officer and a review of additional factors, including the officer's position and responsibilities, the officer's tenure and seniority and the officer's experience generally. In addition, the Compensation Committee has in the past compiled data for similarly situated manufacturers in order to determine a competitive baseline for compensating the Company's executive officers. Because the Compensation Committee believes that the Company may compete with companies outside of the Company's industry in hiring and retaining qualified executive-level personnel, the Compensation Committee will generally look at the compensation levels paid to executive's outside of those companies which are included in the S & P Small Cap Aerospace/Defense Index, included as part of the Performance Graph to this Proxy Statement. The base level of the Company's executive compensation is generally targeted below the mid-point of this comparative group.

     Generally, the compensation levels of each of the Company's executive officers have been fixed pursuant to the terms of the Company's employment agreements entered into between the Company and each of its executive officers. As of December 31, 2003, each employment agreement with an executive officer, to which the Company was a party, was terminated in accordance with its terms. The Company is currently in the process of negotiating employment agreements with certain executive officers.

Bonus

     In 2003, certain of the Company's executive officers had the ability to earn a performance bonus based on the Company's achievement of certain specified income goals. Because the specified income goals were not achieved, no performance bonuses were earned in 2003.

     The Board of Directors reserves the right to grant additional bonus compensation to executive officers under extraordinary circumstances. In 2003, Messrs. Grah and Hahn were awarded discretionary bonuses of $3,328 and $7,007, respectively, for payments on certain life insurance policies issued in conjunction with assignment of benefits agreements with the Company. In 2004, the annual base salaries of Messrs. Grah and Hahn, upon which their monthly salaries are based, have been increased by the amounts necessary to cover the costs of their policies.

Stock Options

     The Company has attempted to provide its employees with incentives in order to maximize the Company's financial performance and to align employee interests with those of the Company's shareholders. In determining whether to grant its officers stock options and in what amounts, the Compensation Committee may consider a variety of factors it deems appropriate, including the officer's position and responsibilities, the officer's tenure and seniority, the officer's experience generally, the officer's contribution to the Company, as well as the Company's past history with respect to granting options (e.g., the number of outstanding options and the number of options previously issued to an executive officer). The Compensation Committee takes into account the recommendations of the Company's Chief Executive Officer in determining whether and in what amounts to issue stock options.

     During 2003, the Company granted to Mr. Olsen an option to purchase up to 7,500 shares of the Company's Common Stock. With the exception of this grant, during 2003 the Company did not grant any stock options to its executive officers, including the Company's Chief Executive Officer. The Company determined that due to the number of options already held by its executive officers, additional grants of options were not necessary in order to help promote the Company's goal of aligning executive and shareholder interests.

Chief Executive Officer Compensation

     The employment agreement with the Company's Chief Executive Officer and President, Ronald S. Saks, was terminated by the Company as of December 31, 2003. The Company, through the Compensation Committee, is currently in the process of negotiating a new employment agreement with Mr. Saks. In its consideration of a new employment agreement, the Compensation Committee will review compensation packages for presidents and chief executive officers of peer companies, the performance of the Common Stock of the Company given the significant ownership Mr. Saks has in the Company and the financial performance of the Company. Mr. Saks' base salary for 2003 was $240,000 per annum. Until a new compensation package is approved for Mr. Saks and a definitive agreement is completed, Mr. Saks will receive monthly compensation based upon his 2003 annual base salary.

                                             Respectfully submitted,

                                             COMPENSATION COMMITTEE OF THE
                                             BOARD OF DIRECTORS OF
                                             LMI AEROSPACE, INC.

                                             Sanford S. Neuman, Chairman
                                             Paul L. Miller, Jr., Member
                                             John M. Roeder, Member

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on April 29, 2004. The new Charter is attached to this Proxy Statement as Attachment A.

     In fulfilling its oversight responsibilities with respect to the December 31, 2003 financial statements, the Audit Committee, among other things, has:

     o reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2003, including a discussion of the quality and acceptability of our financial reporting and internal controls;

     o reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

     o discussed with the independent auditors the auditors' independence from management and the Company, received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence; and

     o discussed with the Company's independent auditors the overall scope and plans for their respective audits.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                  Respectfully submitted,

                                  AUDIT COMMITTEE OF THE
                                  BOARD OF DIRECTORS OF
                                  LMI AEROSPACE, INC.

                                  Thomas Unger, Chairman of the Audit Committee Joseph A. Burstein, Member
                                  John M. Roeder, Member
                                  Paul L. Miller, Jr., Member

                  FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

     The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by Ernst & Young LLP, the Company's former principal accountant, and by BDO Seidman, LLP, the Company's current principal accountant, for the years ended December 31, 2003 and December 31, 2002, respectively:

                                           2003 (4)           2002
                                           Amount            Amount

         Audit Fees(1)                    $344,800          $314,632
         Audit-Related Fees (2)             --                78,841
         Tax Fees (3)                        4,220            63,925
         All Other Fees                      --                --
                                          --------          --------
         Total Fees                       $349,020          $457,398
                                          ========          ========

(1) Includes annual financial statement audit and limited quarterly review services.

(2) Includes fees for services associated with due diligence related to acquisitions and other audit-related services.

(3)  Includes  fees  and  expenses  for  services   primarily   related  to  tax
     compliance, tax advice and tax planning for potential acquisitions.

(4) During 2003, the Company changed its principal accounting firm from Ernst & Young LLP to BDO Seidman, LLP. Included in Audit Fees are billings from
     Ernst & Young LLP for $104,800 related to three quarterly reviews. Also included in Audit Fees are billings from BDO Seidman, LLP of $240,000 related to its audit of the Company. Tax Fees are for services rendered by Ernst & Young LLP related to advice and tax planning. The Company has elected not to use its current principal accountant for tax services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and permitted non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

            COMPARISON OF LMI AEROSPACE, INC. CUMULATIVE TOTAL RETURN

     Set forth below is a line graph presentation comparing cumulative shareholder returns since June 30, 1998, the date of the Company's initial public offering, on an indexed basis with the S & P 500 Index and the S&P Small Cap Aerospace/Defense Index, which is a nationally recognized industry standard index.

     The following graph assumes the investment of $100 in LMI Aerospace, Inc. Common Stock, the S & P 500 Index, the S&P Small Cap Aerospace/Defense Index, as well as the reinvestment of all dividends. There can be no assurance that the performance of the Company's stock will continue into the future with the same or similar trend depicted in the graph below.




                                     [GRAPH]





                            6/30/98   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                            -------   --------   --------   --------   --------   --------   --------
 LMI Aerospace, Inc.           100       58         27         22         43         22         20

 S&P 500                       100      108        130        116        101         78         98

 S&P Aerospace/ Defense        100      104         52         53         49         46         55
 Index


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

     Sanford S. Neuman, a director of the Company, is Managing Member and a Member of the law firm, Gallop, Johnson & Neuman, L.C. which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

     The Company leases its facility located at 11011-11021 Olinda Street in Sun Valley, California from multiple landlords, one of whom is a trust for the benefit of Ernest L. Star, the father of Ernest R. Star, formerly an officer of the Company. Ernest R. Star resigned his position as General Manager of Tempco Engineering as of January 2004. Mr. Star now acts as a consultant for the Company. Ernest R. Star is a co-trustee of this trust. Pursuant to the terms of the applicable lease agreement, the Company pays the owners of this property aggregate annual rent payments of $141,427 for the lease of a 20,320 sq.ft. facility. In addition, the Company leases property located at 8866 Laurel Canyon Blvd. in Sun Valley, California from Starwood Company, a company beneficially owned in part by Ernest L. Star. Pursuant to the terms of the applicable lease agreement, the Company pays Starwood Company aggregate annual rent of $172,920 for the lease of a 26,200 sq.ft. facility. The leases governing the Company's occupancy of the above described properties were entered into at the time of the Company's acquisition of Tempco Engineering. Both leases were negotiated on an arms-length basis, prior to the time that Ernest R. Star became an officer of the Company. Such leases expire on March 31, 2006.

     The Company leases property located at 1315 S. Cleveland Street in Oceanside, California from Edward D. Geary, the father of Brian Geary, a member of the Company's Board of Directors. Pursuant to the applicable lease arrangement, the Company pays Edward D. Geary annual aggregate rent payments of $86,400 for the lease of a 19,000 square foot facility. This lease was assumed by the Company as part of its acquisition of Versaform Corporation and expires on January 31, 2005.

     All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

                  SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2003 fiscal year, with the exception that Brian P. Olsen, a Named Executive Officer of the Company, failed to timely file his Initial Statement of Beneficial Ownership of Securities.

                   PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed BDO Seidman, LLP, as the Company's independent auditors to audit the consolidated financial statements of the Company for the current fiscal year ending December 31, 2004.

     On September 22, 2003, Ernst & Young LLP informed the Company that Ernst & Young was resigning as the Company's independent accountants, effective upon the completion of the quarterly review of the Company's fiscal quarter ended September 30, 2003. Ernst & Young's resignation became effective on November 14, 2003.

     The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were no qualified or modified as to uncertainty, audit scope, or accounting principles.

     On September 22, 2003, Ernst & Young LLP informed the Company that Ernst & Young was resigning as the Company's independent accountants, effective upon the completion of the quarterly review of the Company's fiscal quarter ended September 30, 2003. Ernst & Young's resignation became effective on November 14, 2003.

     The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audit for each of the two most recent fiscal years and through November 14, 2003, the date of Ernst & Young's resignation, there had been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report in the financial statements for such years.

     During the 2001 and 2002 fiscal years, and through November 14, 2003, the dates of Ernst & Young's resignation, there have been no reportable events as defined in Registration S-K, Item 304(a)(1)(v).

     Effective as of December 29, 2003, BDO Seidman, LLP accepted engagement to serve as the Company's Independent Certified Public Accountants.

     During the Company's two most recent fiscal years ended December 31, 2001 and 2002, and through December 29, 2003, the Company did not consult with BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

     A proposal will be presented at the Annual Meeting to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. If the Company's shareholders do not ratify this appointment at the Annual Meeting, other independent auditors will be considered by the Audit Committee of the Board of Directors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BDO
               SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                                  ANNUAL REPORT

     The Annual Report of the Company for the 2003 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

                                FUTURE PROPOSALS

     Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company not later than January 25, 2005 and not earlier than December 26, 2004 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to bring other business before the Annual Meeting of Shareholders, timely notice must be given to the Company by April 10, 2005. Such notice must include a description of the proposed business and the reasons therefor. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

                    COMMUNICATION WITH THE BOARD OF DIRECTORS

     A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at
(636)946-6525, or send a written request to LMI Aerospace, Inc., 3600 Mueller Road, St. Charles, Missouri 63301, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO LMI AEROSPACE, INC., 3600 MUELLER ROAD, ST. CHARLES, MISSOURI 63301, ATTENTION: LAWRENCE E. DICKINSON. SHAREHOLDERS MAY ALSO ACCESS THE FORM 10-K AND THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY'S WEBSITE AT WWW.LMIAEROSPACE.COM.

                                      By Order of the Board of Directors,

                                         LAWRENCE E. DICKINSON
                                             Secretary

St. Charles, Missouri
May 25, 2004

                                  ATTACHMENT A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The responsibilities of the Board of Directors of LMI Aerospace, Inc. include oversight of the Company's systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee to assist the Board in the fulfillment of its duties to the Company and its shareholders. As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:

     o    the integrity of the Company's financial statements;

     o    the Company's compliance with legal and regulatory requirements;

     o the qualifications and independence of the Company's independent auditors; and

     o the performance of the Company's independent auditors and of the Company's internal audit function.

     Authority. The Company's outside, independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee has ultimate authority and responsibility to select, evaluate, and when and where appropriate, replace the independent auditor. The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including appropriate funding, as determined by the Committee, unrestricted access to Company personnel and documents and the Company's independent auditors. The Committee shall also have authority, with notice to the Chairman of the Board, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.

     Membership. The Committee shall consist of three or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors. Each Committee member shall meet the objective test for "independence" established by rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Board of Directors shall determine with respect to each such member, whether or not such member otherwise has a relationship with the Company which would interfere with the member's exercise of independent judgment in carrying out his or her responsibilities as a member of the Committee, and in that regard the Board of Directors may establish additional criteria for such determination.

     Each member of the Committee shall be financially literate, with an ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certifications in accounting, or any other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     No member of the Audit Committee shall receive directly or indirectly any compensation from the Company other than his or her Directors' fees and benefits.

     Procedures. The Committee shall meet at least four times a year and may call special meetings as required. No member of the Audit Committee shall receive directly or indirectly any compensation from the Company other than his or her Directors' fees and benefits and may call special meetings as required. Meetings may be called by the Chair of the Committee or the Chairman of the Board. The presence in person or by telephone of a majority of the Committee shall constitute a quorum. Meetings may be held at any time, any place and in any manner permitted by applicable law and the Company's Bylaws. Minutes of the Committee's meetings shall be kept. To the extent practicable, the meeting agenda, draft minutes from the prior meeting and supporting materials shall be provided to Committee members prior to each meeting to allow time for review. The Committee shall have authority to create and delegate specific tasks to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities. The results of the meetings shall be reported regularly to the full Board. The Committee periodically shall meet in executive session without management.

     Responsibilities. The Company's executive management bears primary responsibility for the Company's financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee's responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.

         (a) Financial Reporting. The Committee shall monitor the preparation by management of the Company's quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

          o review with management the significant financial reporting issues, judgments and estimates used in developing the financial reports, including analyses of the effects of alternative GAAP methods on the financial statements;

          o review the accounting and reporting treatment of significant transactions outside the Company's ordinary operations;

          o review with management and the Company's independent auditors significant changes to the Company's accounting principles or their application as reflected in the financial reports;

          o review with management and the Company's independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

          o meet periodically with the Company's independent auditors (in private, as appropriate): (i) to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports; (ii) to review any audit problems or difficulties and management's response; (iii) to review any outstanding disagreements with management that would cause them to issue a non-standard report on the Company's financial statements; (iv) to examine the appropriateness of the Company's accounting principles applied to the Company's financial statements (including the quality, not just the acceptability, of accounting principles) and the matters required by SAS 61and the clarity of disclosure practices used or proposed; (v) to determine if any restrictions have been placed by management on the scope of their audit; and (vi) to discuss any other matters the Committee deems appropriate;

          o    meet periodically in private with the Company's management;

          o review earnings, press releases, as well as financial information and earnings guidance provided to analysts and rating agencies and discuss their appropriateness with management and the Company's independent auditors, paying particular attention to any use of "pro forma" or adjusted" non-GAAP information; and

          o review the quarterly and annual financial statements and discuss their appropriateness with management and the Company's independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

         (b) Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company's relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

          o    be  directly  responsible  for  the  appointment,   compensation,
               retention and oversight of the work of the Company's independent auditors, in consultation with the full Board;

          o    review the scope and extent of audit services to be provided;

          o review the overall audit plan, including the risk factors considered in determining the audit scope;

          o ensure that the Committee receives a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1;

          o actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor;

          o review with the independent auditors the extent of non-audit services provided and related fees, and pre-approve any non-audit relationships;

          o    determine whether the outside auditors are independent;

          o    review  the   responsiveness  of  the  outside  auditors  to  the
               Company's needs;

          o at least annually, obtain and review a report by the Company's independent auditors describing the independent auditor firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and nay steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the company;

          o    at  least  annually,   evaluate  the  auditors'   qualifications,
               performance and independence and present its conclusion with respect to the auditors to the Board of directors;

          o resolve any disagreements between management and the auditors regarding financial reporting; and

          o set clear hiring policies for employees or former employees of the Company's independent auditors.

         (c) Internal Control. The Committee shall have responsibility for overseeing that management has implemented an effective system of internal control that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and Company policies, including those related to risk management, ethics and conflicts of interest. In carrying out this responsibility, the Committee shall:

          o inquire of management, management auditors and the Company's independent auditors as to any deficiencies in the Company's policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review any special audit steps adopted in light of any material control deficiencies and the timeliness and reasonableness of proposed corrective actions;

          o review significant management audit findings and recommendations, and management's responses thereto;

          o meet periodically with management auditors in private session (without the participation of management or the independent auditors);

          o    review  management's  responses to recommendations  for improving
               internal  controls  in  the  independent   auditors'   management
               letters;

          o review the Company's policies and practices with respect to risk assessment and risk management;

          o review the Company's policies and practices related to compliance with laws, ethical conduct and conflicts of interest;

          o    review significant cases of misconduct or fraud;

          o conduct an appropriate review of all related party transactions, as such term is defined in the rules of the National Association of Securities Dealers, Inc., for potential conflict of interest situations on an ongoing basis, and approve all related party transactions;

          o review significant issues between the Company and regulatory agencies; and

          o    review as appropriate material litigation involving the Company.

         (d) Receipt of Complaints. The Committee shall establish procedures for:

          o the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters; and

          o the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

         (e) Preparation of Reports. The Committee shall prepare and approve the Committee's report included in the proxy statement for the Company's annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

     Annual Performance Review. The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

                                      PROXY

                               LMI AEROSPACE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   June 29, 2004

The undersigned hereby appoints Ronald S. Saks, with full power of substitution, or if Ronald S. Saks is unable or declines to exercise such rights hereunder, the undersigned appoints Lawrence E. Dickinson, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.02 par value per share, of LMI Aerospace, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045 beginning at 10:00 a.m. local time, Tuesday, January 29, 2004, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.   ELECTION OF DIRECTORS:

          |_| FOR the nominees listed below (or such other person designated by the Board of Directors to replace any unavailable nominee)

          |_|  WITHHOLD AUTHORITY to vote for the nominee listed below

Nominees:      Ronald S. Saks
               Joseph Burstein
               Brian D. Geary


2.   RATIFICATION OF THE ENGAGEMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITOR:

     |_|   FOR        |_|   AGAINST       |_|   ABSTENTION


3.   OTHER MATTERS

     In his discretion with respect to the transaction of such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BDO SEIDMAN, LLP AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


                                  DATE ______________________________, 2004


                                  -----------------------------------------

                                  -----------------------------------------

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.